UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 8, 2021

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ServisFirst Bancshares, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-36452	26-0734029
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2500 Woodcrest Place

Homewood, Alabama 35209

(Address of Principal Executive Offices) (Zip Code)

(205) 949-0302

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	SFBS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 8, 2021, ServisFirst Bancshares, Inc. (the “Company”) announced that it intends to list its common stock, par value $.001 per share (“Common Stock”), on the New York Stock Exchange (“NYSE”). The Board of Directors of the Company approved the transfer on April 19, 2021. The Company notified the Nasdaq Global Select Market (“Nasdaq”) that it intends to withdraw its listing of Common Stock from Nasdaq effective as of the close of trading on June 18, 2021 and expects to commence trading on the NYSE the following business day, June 21, 2021. The Common Stock will continue to trade under the stock symbol “SFBS.”

Item 7.01. Regulation FD Disclosure.

A copy of the press release announcing the anticipated transfer to the NYSE is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Items 7.01 and 9.01 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibits. The following exhibits are included with this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press Release dated June 8, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ServisFirst Bancshares, Inc.

Date: June 8, 2021	By:	/s/ Thomas A. Broughton, III
Thomas A. Broughton, III
Chairman, President and Chief Executive Officer